SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Current Report Pursuant
to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	February 23, 2004
Date of earliest event reported:	February 22, 2004

COMMUNITY FIRST, INC.

(Exact name of registrant as specified in its charter)

Tennessee
(State or other jurisdiction of incorporation)

000-49966	04-3687717
(Commission File Number)	(I.R.S. Employer
Identification No.)

501 South James Campbell Blvd. Columbia, Tennessee	38401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (931) 380-2265

Item 5. Other Event
SIGNATURES
EXHIBIT INDEX
Ex-99 Press Release

Item 5. Other Event

On February 22, 2004, Community First Inc. (the “Company”) reported continued growth for fiscal year 2003. The Company reported net income for the year 2003 at $1,264,000. Please see Press Release dated February 22, 2004, a copy which is included as Exhibit 99.

Exhibit No.	Description

99.	Press Release dated February 22, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY FIRST, INC. (Registrant)

Date: February 23, 2004	/s/ Marc R. Lively Name: Marc R. Lively Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No:	Description

99.	Press Release dated February 22, 2004.

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